EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Adtalem Global Education Inc. (“Adtalem”) for the year ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of Adtalem certifies pursuant to 18 U.S.C. Section 1350, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Adtalem for the periods covered by the Report.

Date: August 18, 2020	/s/ Lisa W. Wardell
Lisa W. Wardell
Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)

Date: August 18, 2020	/s/ Michael O. Randolfi
Michael O. Randolfi
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)